Provisions	12 Months Ended
Dec. 31, 2020
Provisions [abstract]
Provisions
Note 17 - Provisions

Composition

	Dismantling and restoring sites	Legal claims	Other contractual liabilities	Total
	NIS millions

Balance as of January 1, 2019	20	63	42	125
Provisions created in the year	2	12	4	18
Provisions cancelled in the year	-	(17)	(5)	(22)
Balance as of January 1, 2020	22	58	41	121

Provisions created in the year	8	12	1	21
Business combination	-	3	79	82
Provisions cancelled in the year	-	(14)	(4)	(18)
Balance as of December 31, 2020	30	59	117	206

Non-current	30	-	-	30
Current	-	59	117	176
	30	59	117	206

Dismantling and restoring sites
The Group is required to incur certain costs in respect of a liability to dismantle and remove assets and to restore sites on which the assets were located. These dismantling costs are calculated on the basis of the identified costs for the current financial year, extrapolated for future years using the best estimate of future trends in prices, inflation, etc., and are discounted at a risk-free rate. Forecast of estimated site departures or asset returns is revised in light of future changes in regulations or technological requirements.

Litigations
The Group is involved in a number of legal claims and other disputes with third parties. The Group's management, after taking legal advice, included provisions in the financial statements which are credited and attributed specifically to each case. The timing of cash outflows associated with legal claims cannot be reasonably determined. For detailed information regarding legal proceedings against the Group, refer to Note 33.

Other contractual obligations
Provisions for other contractual obligations and exposures include various obligations that are derived either from a constructive obligation or legislation for which there is a high uncertainty regarding the timing and amount of future expenditure required for settlement.